UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported event): August 14, 2002

FLUOR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-16129	33-0927079
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

One Enterprise Drive Aliso Viejo, California		92656-2606
(Address of principal executive offices)		(Zip Code)

(949) 349-2000
(Registrant’s telephone number, including area code)

Item 7.    Financial Statements and Exhibits

(c)  Exhibits

Exhibit Number	Description
99.1	Statement Under Oath of Alan L. Boeckmann, Principal Executive Officer of Fluor Corporation, Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.2	Statement Under Oath of D. Michael Steuert, Principal Financial Officer of Fluor Corporation, Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.3	Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Item 9.    Regulation FD Disclosure

On August 14, 2002, Alan L. Boeckmann, Chief Executive Officer of Fluor Corporation (the “Company”) and D. Michael Steuert, Chief Financial Officer of the Company, submitted to the Securities and Exchange Commissipon the Statements under Oath of Principal Executive Officer and Principal Financial Order in accordance with the Security and Exchange Commission’s June 27, 2002 Order requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934. A copy of each of these statements is attached hereto as Exhibits 99.1 and 99.2, respectively.

In addition, on August 14, 2002, the Company filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 with the Securities and Exchange Commission. Accompanying the Quarterly Report submission as correspondence were the certifications of Alan L. Boeckmann, Chief Executive Officer the Company and D. Michael Steuert, Chief Financial Officer of the Company pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. A copy of these certifications is attached hereto as Exhibit 99.3.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 14, 2002.
FLUOR CORPORATION

By:	/s/ D. MICHAEL STEUERT
D. Michael Steuert Senior Vice President and Chief Financial Officer

FLUOR CORPORATION
INDEX OF EXHIBITS

Exhibit Number	Description
99.1	Statement Under Oath of Alan L. Boeckmann, Principal Executive Officer of Fluor Corporation, Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.2	Statement Under Oath of D. Michael Steuert, Principal Financial Officer of Fluor Corporation, Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.3	Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002